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                               POWERS OF ATTORNEY

            Each person whose signature appears below hereby constitutes and appoints John C. Roman as the true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for them and in their name, place and stead, in any and all capacities to sign any or all amendments to the Form MHC-1, Notice of Mutual Holding Company Reorganization, and Form MHC-2, Application for Approval of a Minority Stock Issuance by a Savings Association Subsidiary of a Mutual Holding Company, (collectively, the "Applications") by Naugatuck Valley Savings and Loan, S.B., and the Registration Statement on Form S-1 by Naugatuck Valley Financial Corporation and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Office of Thrift Supervision (the "OTS") or the U.S. Securities and Exchange Commission, respectively, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitute may lawfully do or cause to be done by virtue hereof.

            Pursuant to the requirements of Part 563b of the OTS Rules and Regulations and the Securities Act of 1933, as amended, and any rules and regulations promulgated thereunder, the foregoing Powers of Attorney prepared in conjunction with the Applications and the Registration Statement on Form S-1 have been duly signed by the following persons in the capacities and on the dates indicated.

         NAME                                                   DATE


/s/ John C. Roman                                           June 15, 2004
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John C. Roman
President, Chief Executive Officer and Director
(principal executive officer)
Naugatuck Valley Financial Corporation

President, Chief Executive Officer and Director
Naugatuck Valley Savings and Loan, S.B.


/s/ Lee R. Schlesinger                                      June 15, 2004
------------------------------------------------
Lee R. Schlesinger
Vice President and Controller
(principal financial and accounting officer)
Naugatuck Valley Financial Corporation

Vice President and Controller
Naugatuck Valley Savings and Loan, S.B.


/s/ Ronald D. Lengyel                                       June 15, 2004
------------------------------------------------
Ronald D. Lengyel
Chairman of the Board
Naugatuck Valley Financial Corporation

Chairman of the Board, Treasurer and Director
Naugatuck Valley Savings and Loan, S.B.

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/s/ Carlos S. Batista                                       June 15, 2004
------------------------------------------------
Carlos S. Batista
Director
Naugatuck Valley Financial Corporation

Director
Naugatuck Valley Savings and Loan, S.B.


/s/ Richard M. Famiglietti                                  June 15, 2004
------------------------------------------------
Richard M. Famiglietti
Director
Naugatuck Valley Financial Corporation

Director
Naugatuck Valley Savings and Loan, S.B.

/s/ James A. Mengacci                                       June 15, 2004
------------------------------------------------
James A. Mengacci
Director
Naugatuck Valley Financial Corporation

Director
Naugatuck Valley Savings and Loan, S.B.


/s/ Michael S. Plude                                        June 15, 2004
------------------------------------------------
Michael S. Plude
Director
Naugatuck Valley Financial Corporation

Director
Naugatuck Valley Savings and Loan, S.B.


/s/ Camilo P. Vieira                                        June 15, 2004
------------------------------------------------
Camilo P. Vieira
Director
Naugatuck Valley Financial Corporation

Director
Naugatuck Valley Savings and Loan, S.B.


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/s/ Jane H. Walsh                                           June 15, 2004
------------------------------------------------
Jane H. Walsh
Director
Naugatuck Valley Financial Corporation

Director
Naugatuck Valley Savings and Loan, S.B.